SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:     December 19, 1996
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through CitiCertificates Series 1996-1)
               (Exact name of registrant as specified in charter)

       Delaware                    33-66222                  13-3408713
(State or other juris-           (Commission              (I.R.S. Employer
diction of organization)          File Nos.)              Identification No.)


909 Third Avenue, New York, New York                      10043
(Address of principal executive offices)                (Zip Code)


Registrant's Telephone Number, including area code (212) 559-9583


(Former name, former address and former fiscal year, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1996-1
                 -----------------------------------------------

                                December 19, 1996

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES A
                        --------------------------------

     On December 19, 1996, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before December 1, 1996) as of December 1, 1996 of $200,054,396.04. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $10,002,719.80. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

     The total number of Mortgage Loans as of December 1, 1996 was 668. The weighted average Note Rate of the Mortgage Loans as of December 1, 1996 was 8.261%. The weighted average remaining term to stated maturity of the Mortgage Loans as of December 1, 1996 was 355.20 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to December 1, 1990 or after December 1, 1996.

     None of the Mortgage Loans has a scheduled maturity later than December 1, 2026. Each Mortgage Loan has an original principal balance of not less than $20,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $30,907,128 as of December 1, 1996 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of December 1, 1996 was 75.6%. No more than $1,704,160 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97%B of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing

--------
(A) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated December 16, 1996 and the Prospectus, dated December 16, 1996, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1996-1.

(B) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

address as reflected in Originator's records. No more than 1%3 of the Mortgage Loans are secured by investment properties.

     At least 98%4 of the Mortgage Loans are Mortgage Loans originated using loan underwriting policies which require among other things, proof of income and liquid assets and telephone verification of employment.

     At least 99% of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

     Discount  Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $11,838,226.36 and $188,216,169.68 respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 7.508% and 8.308%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 356.61 months and 355.11 months, respectively.

     The Special Hazard Loss Amount as of December 1, 1996 was $2,000,543.96.

     The Fraud Loss Amount as of December 1, 1996 was $4,001,087.92.

     The Bankruptcy Loss Amount as of December 1, 1996 was $100,000.00.

     The aggregate Initial Stated Amount of the Class A CitiCertificates as of December 1, 1996 was $189,051,403.66.

     The aggregate Initial Stated Amount of the Class M CitiCertificates as of December 1, 1996 was $4,001,088.00.

     The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of December 1, 1996 was $2,500,680.00.

     The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of December 1, 1996 was $2,000,544.00.

     The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of December 1, 1996 was $1,000,272.00.

     The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of December 1, 1996 was $500,136.00.

     The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of

----------------
(B) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

December 1, 1996 was $1,000,272.38.

     The Subordinated CitiCertificate Percentage is 5.500000298819%.*

     The Class M Subordination Percentage is 3.500000259230%.*

     The Class B-1 Subordination Percentage is 2.250000234487%.*

     The Class B-2 Subordination Percentage is 1.250000214692%.*

     The Class B-3 Subordination Percentage is 0.750000204795%.*

     The Class B-4 Subordination Percentage is 0.500000199846%.*

     The following tables set forth information regarding the Mortgage Loans as of December 1, 1996.




-----------------
* Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------

                           Number of              Aggregate Principal
Year Originated            Loans                  Balances Outstanding
---------------            ---------              ----------------------

     1990                     1                    $         111,177
     1991                     2                              313,954
     1995                     8                            1,114,410
     1996                   657                            198,514,855
                            ----                    ---------------------
     Total                  668                     $      200,054,396
                            ====                    =====================




                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS
                  --------------------------------------------


Type of                         Number of              Aggregate Principal
Dwelling Unit                   Loans                  Balances Outstanding
---------------                 ---------              ------------------------
Detached houses                   596                  $    186,731,144
Multi-family dwellings             14                         4,624,261
Townhouses                          9                         2,600,037
Condominium units (one              6                         1,432,930
  to three stories high)
Condominium units (over             4                         1,254,614
  three stories high)
Cooperative units                  39                         3,411,410
                                 -----                 ------------------------
Total                             668                  $    200,054,396
                                 =====                 ========================

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------

Type of                         Number of              Aggregate Principal
Dwelling Unit                   Loans                  Balances Outstanding
---------------                 ---------              ------------------------
1-family                          654                  $    195,430,135
2-family                           12                         4,048,769
3-family                            2                           575,492
                                 -----                 ------------------------
Total                             668                  $     200,054,396
                                 =====                 ========================


                             SIZES OF MORTGAGE LOANS
                             -----------------------

Outstanding Principal            Number of             Aggregate Principal
Balance by Loan Size             Loans                 Balances Outstanding
--------------------             ---------             ------------------------
$149,999 and under                 37                  $       2,382,994
$150,000 through $199,999           5                            861,980
$200,000 through $249,999         186                         43,187,104
$250,000 through $299,999         188                         51,626,253
$300,000 through $349,999         124                         40,239,865
$350,000 through $399,999          47                         17,824,459
$400,000 through $449,999          21                          9,075,950
$450,000 through $499,999          23                         11,060,921
$500,000 through $549,999          10                          5,279,168
$550,000 through $599,999          13                          7,457,604
$600,000 through $649,999           4                          2,535,039
$650,000 through $699,999           3                          2,028,571
$700,000 through $749,999           1                            746,852
$750,000 through $799,999           0                                  0
$800,000 through $849,999           0                                  0
$850,000 through $899,999           1                            875,267
$900,000 through $949,999           1                            905,722
$950,000 through $999,999           4                          3,966,647
                                 -----                 ------------------------
Total                             668                  $     200,054,396
                                 =====                 ========================

                        DISTRIBUTION OF MORTGAGE LOANS BY
                                   NOTE RATES
                        ---------------------------------

Mortgage Loan                    Number of             Aggregate Principal
Note Rate                        Loans                 Balances Outstanding
---------------------            ---------             ------------------------

7.125%  -  7.50%                   23                  $      6,704,922
7.51%  -  8.00%                   201                        61,068,343
8.01%  -  8.50%                   273                        84,207,840
8.51%  -  9.00%                   155                        43,652,074
9.01%  -  9.50%                    15                         4,363,243
9.51%  -  10.00%                    1                            57,974
                                 -----                 ------------------------
Total                             668                  $    200,054,396
                                 =====                 ========================




                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION
                       -----------------------------------

                                 Number of             Aggregate Principal
Loan-to-Value Ratio              Loans                 Balances Outstanding
-------------------------        ---------             ------------------------

65.00% and Below                   90                  $      27,696,525
65.01% - 75.00%                   147                         47,514,758
75.01% - 80.00%                   309                         93,935,985
80.01% - 85.00%                    12                          3,353,939
85.01% - 90.00%                   109                         27,229,250
90.01% - 95.00%                     1                            323,939
                                 -----                 ------------------------
Total                             668                  $     200,054,396
                                 =====                 ========================

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------

                                 Number of             Aggregate Principal
State                            Loans                 Balances Outstanding
-----                            ---------             ------------------------

Alabama                             5                  $    1,439,987
Arizona                             4                       1,234,354
Arkansas                           12                       4,147,500
California                        157                      54,414,757
Colorado                           14                       3,736,405
Connecticut                        32                       9,560,161
District of Columbia                4                       1,129,149
Florida                            19                       5,528,020
Georgia                            31                       9,994,928
Hawaii                              2                         775,718
Illinois                           27                       7,470,090
Kansas                              1                         251,602
Kentucky                            1                         252,676
Louisiana                           2                         651,543
Maryland                           20                       6,258,713
Massachusetts                      27                       7,565,200
Michigan                            6                       1,738,785
Minnesota                           4                       1,086,941
Mississippi                         2                         803,541
Missouri                            2                         462,393
Nevada                              4                       1,347,514
New Hampshire                       2                         472,407
New Jersey                         26                       7,220,993
New Mexico                          6                       1,606,001
New York                          128                      31,145,264
North Carolina                     21                       7,042,420
Ohio                                3                         848,135
Oregon                              2                         546,237
Pennsylvania                       13                       3,460,053
South Carolina                      5                       1,445,035
Tennessee                          10                       3,046,696
Texas                              19                       6,170,050
Utah                                4                       1,128,866
Vermont                             1                         274,892
Virginia                           42                      13,082,855
Washington                          7                       1,857,574
Wisconsin                           2                         629,337
Wyoming                             1                         227,604
                                 -----                 ------------------------
Total                             668                  $      200,054,396
                                 =====                 ========================

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITICORP MORTGAGE SECURITIES, INC.
(Registrant)

By: /s/ John H. Outland
    John H. Outland
    Senior Vice President


Dated: December 19, 1996